                                                                    EXHIBIT 99.6

CASE NAME:    DCM DELAWARE, INC.                                   ACCRUAL BASIS

CASE NUMBER:  401-40787-BJH-11

JUDGE:        BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                         TREASURER
---------------------------------------                -------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                          JULY 18, 2002
---------------------------------------                -------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                   ACCOUNTANT FOR DEBTOR
---------------------------------------                -------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                           JULY 18, 2002
---------------------------------------                -------------------------
Printed Name of Preparer                                         Date

CASE NAME:     DCM DELAWARE, INC.                              ACCRUAL BASIS - 1

CASE NUMBER:   401-40787-BJH-11

COMPARATIVE BALANCE SHEET


                                                        SCHEDULED         MONTH            MONTH             MONTH
ASSETS                                                   AMOUNT          APR-02           MAY-02            JUN-02
------                                                 -----------      -----------      -----------       -----------
1.  Unrestricted Cash
2.  Restricted Cash
3.  Total Cash                                                   0                0                0                 0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)
9.  Total Current Assets                                         0                0                0                 0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                              0                0                0                 0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)             0                0                0                 0
15. Other (Attach List)                                          0                0                0                 0
16. Total Assets                                                 0                0                0                 0

POST PETITION LIABILITIES

17. Accounts Payable                                                            393              393               393
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)
23. Total Post Petition Liabilities                                             393              393               393

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                             75,885,064       13,768,129       13,858,277        13,945,516
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                128,928,814      128,930,100      128,930,100       128,930,100
28. Total Pre Petition Liabilities                     204,813,878      142,698,229      142,788,377       142,875,616
29. Total Liabilities                                  204,813,878      142,698,622      142,788,770       142,876,009

EQUITY

30. Pre Petition Owners' Equity                                        (204,813,878)    (204,813,878)     (204,813,878)
31. Post Petition Cumulative Profit Or (Loss)                                (1,576)          (1,576)           (1,576)
32. Direct Charges To Equity (FOOTNOTE)                                  62,116,832       62,026,684        61,939,445
33. Total Equity                                                       (142,698,622)    (142,788,770)     (142,876,009)
34. Total Liabilities and Equity                                                  0                0                 0


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      DCM DELAWARE, INC.                              SUPPLEMENT TO

CASE NUMBER:    401-40787-BJH-11                              ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                        SCHEDULED          MONTH            MONTH            MONTH
ASSETS                                                   AMOUNT           APR-02           MAY-02           JUN-02
------                                                 -----------      -----------      -----------      -----------

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                   0                0                0                0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                        0                0                0                0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                                  0                0                0                0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                          0                0                0

PRE PETITION LIABILITIES

A.   Interco. Payables (FOOTNOTE)                        428,814          430,100          430,100          430,100
B.   10 3/8% Senior Sub. Notes                       105,000,000      105,000,000      105,000,000      105,000,000
C.   Sr. Sub Exchangeable Notes                       23,500,000       23,500,000       23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                               128,928,814      128,930,100      128,930,100      128,930,100


CASE NAME:         DCM DELAWARE, INC.                          ACCRUAL BASIS - 2

CASE NUMBER:       401-40787-BJH-11


INCOME STATEMENT

                                                            MONTH              MONTH              MONTH            QUARTER
REVENUES                                                   APR-02             MAY-02             JUN-02             TOTAL
--------                                                   ------             ------             ------            -------
1.  Gross Revenues                                                                                                      0
2.  Less: Returns & Discounts                                                                                           0
3.  Net Revenue                                                0                  0                  0                  0

COST OF GOODS SOLD

4.  Material                                                                                                            0
5.  Direct Labor                                                                                                        0
6.  Direct Overhead                                                                                                     0
7.  Total Cost Of Goods Sold                                   0                  0                  0                  0
8.  Gross Profit                                               0                  0                  0                  0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                                      0
10. Selling & Marketing                                                                                                 0
11. General & Administrative                                                                                            0
12. Rent & Lease                                                                                                        0
13. Other (Attach List)                                                                                                 0
14. Total Operating Expenses                                   0                  0                  0                  0
15. Income Before Non-Operating
    Income & Expense                                           0                  0                  0                  0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                                     0
17. Non-Operating Expense (Att List)                                                                                    0
18. Interest Expense                                                                                                    0
19. Depreciation / Depletion                                                                                            0
20. Amortization                                                                                                        0
21. Other (Attach List)                                                                                                 0
22. Net Other Income & Expenses                                0                  0                  0                  0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                                   0
24. U.S. Trustee Fees                                                                                                   0
25. Other (Attach List)                                                                                                 0
26. Total Reorganization Expenses                              0                  0                  0                  0
27. Income Tax                                                                                                          0
28. Net Profit (Loss)                                          0                  0                  0                  0

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


CASE NAME:     DCM DELAWARE, INC.                              ACCRUAL BASIS - 3

CASE NUMBER:   401-40787-BJH-11


CASH RECEIPTS AND                                MONTH                MONTH               MONTH               QUARTER
DISBURSEMENTS                                   APR-02               MAY-02              JUN-02                TOTAL
-------------                                   ------               ------              ------                -----
1.  Cash - Beginning Of Month                                                                                      0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                                     0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                                   0
4.  Post Petition                                                                                                  0
5.  Total Operating Receipts                         0                    0                   0                    0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                                                 0
7.  Sale of Assets                                                                                                 0
8.  Other (Attach List)                                                                                            0
9.  Total Non-Operating Receipts                     0                    0                   0                    0
10. Total Receipts                                   0                    0                   0                    0
11. Total Cash Available                             0                    0                   0                    0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                                    0
13. Payroll Taxes Paid                                                                                             0
14. Sales, Use & Other Taxes Paid                                                                                  0
15. Secured / Rental / Leases                                                                                      0
16. Utilities                                                                                                      0
17. Insurance                                                                                                      0
18. Inventory Purchases                                                                                            0
19. Vehicle Expenses                                                                                               0
20. Travel                                                                                                         0
21. Entertainment                                                                                                  0
22. Repairs & Maintenance                                                                                          0
23. Supplies                                                                                                       0
24. Advertising                                                                                                    0
25. Other (Attach List)                                                                                            0
26. Total Operating Disbursements                    0                    0                   0                    0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                                              0
28. U.S. Trustee Fees                                                                                              0
29. Other (Attach List)                                                                                            0
30. Total Reorganization Expenses                    0                    0                   0                    0
31. Total Disbursements                              0                    0                   0                    0
32. Net Cash Flow                                    0                    0                   0                    0
33. Cash - End of Month                              0                    0                   0                    0

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



CASE NAME:        DCM DELAWARE, INC.                          ACCRUAL BASIS - 4

CASE NUMBER:      401-40787-BJH-11


                                             SCHEDULED              MONTH                MONTH               MONTH
ACCOUNTS RECEIVABLE AGING                     AMOUNT               APR-02               MAY-02               JUN-02
-------------------------                    ---------             ------               ------               ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                     0                    0                    0                   0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                     0                    0                    0                   0


AGING OF POST PETITION                                          MONTH:  June-02
TAXES AND PAYABLES                                                     ---------

                             0 - 30             31 - 60              61 - 90               91 +
TAXES PAYABLE                 DAYS               DAYS                 DAYS                 DAYS                TOTAL
-------------                ------             -------              -------               ----                -----
1.  Federal                                                                                                        0
2.  State                                                                                                          0
3.  Local                                                                                                          0
4.  Other (Attach List)                                                                                            0
5.  Total Taxes Payable          0                   0                    0                    0                   0
6.  Accounts Payable             0                   0                    0                  393                 393

                                                               MONTH:  June-02
STATUS OF POST PETITION TAXES                                         ---------

                                                BEGINNING TAX      AMOUNT WITHHELD                           ENDING TAX
FEDERAL                                          LIABILITY*         AND/OR ACCRUED      (AMOUNT PAID)        LIABILITY
-------                                         -------------      ----------------     -------------        ----------
1.  Withholding **                                                                                                  0
2.  FICA - Employee **                                                                                              0
3.  FICA - Employer **                                                                                              0
4.  Unemployment                                                                                                    0
5.  Income                                                                                                          0
6.  Other (Attach List)                                                                                             0
7.  Total Federal Taxes                                   0                0                 0                      0

STATE AND LOCAL

8.  Withholding                                                                                                     0
9.  Sales                                                                                                           0
10. Excise                                                                                                          0
11. Unemployment                                                                                                    0
12. Real Property                                                                                                   0
13. Personal Property                                                                                               0
14. Other (Attach List)                                                                                             0
15. Total State And Local                                 0                0                 0                      0
16. Total Taxes                                           0                0                 0                      0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
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



CASE NAME:    DCM DELAWARE, INC.                               ACCRUAL BASIS - 5

CASE NUMBER:  401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:   June-02
                                                                    -----------

BANK RECONCILIATIONS                                  Account # 1     Account # 2
--------------------                                  -----------     -----------
A.  BANK:                                                                              Other Accounts         TOTAL
B.  ACCOUNT NUMBER:                                                                     (Attach List)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                                    0
2.  Add: Total Deposits Not Credited                                                                              0
3.  Subtract: Outstanding Checks                                                                                  0
4.  Other Reconciling Items                                                                                       0
5.  Month End Balance Per Books                              0               0                  0                 0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                                   DATE               TYPE OF
BANK, ACCOUNT NAME & NUMBER                      OF PURCHASE        INSTRUMENT        PURCHASE PRICE           CURRENT VALUE
---------------------------                      -----------        ----------        --------------           -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                        0                       0

CASH

12.   Currency On Hand                                                                                               0
13.   Total Cash - End of Month                                                                                      0

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



CASE NAME:      DCM DELAWARE, INC.                           ACCRUAL BASIS - 6

CASE NUMBER:    401-40787-BJH-11
                                                               MONTH:  June-02
                                                                    ----------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                 TYPE OF             AMOUNT              TOTAL PAID
                NAME             PAYMENT              PAID                TO DATE
                ----             --------            ------             -----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                           0                   0


                                  PROFESSIONALS

                                     DATE OF
                                    COURT ORDER                                                   TOTAL
                                    AUTHORIZING           AMOUNT      AMOUNT     TOTAL PAID     INCURRED &
              NAME                    PAYMENT            APPROVED      PAID       TO DATE        UNPAID*
              ----                  -----------          --------     ------     ----------     ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                         0            0            0              0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                           SCHEDULED         AMOUNTS           TOTAL
                            MONTHLY            PAID            UNPAID
                           PAYMENTS           DURING            POST
  NAME OF CREDITOR            DUE             MONTH           PETITION
  ----------------         ---------         --------        ----------
1.  Bank of America            0                 0           13,945,516
2.
3.
4.
5.  (Attach List)
6.  TOTAL                      0                 0           13,945,516

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



CASE NAME:    DCM DELAWARE, INC.                               ACCRUAL BASIS - 7

CASE NUMBER:  401-40787-BJH-11

                                                                MONTH:  June-02
                                                                       ---------
QUESTIONNAIRE

                                                                                                             YES       NO
                                                                                                             ---       --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?              X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                          X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                            X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                     X

5.  Have any Post Petition Loans been received by the debtor from any party?                                           X

6.  Are any Post Petition Payroll Taxes past due?                                                                      X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                      X

8.  Are any Post Petition Real Estate Taxes past due?                                                                  X

9.  Are any other Post Petition Taxes past due?                                                                        X

10. Are any amounts owed to Post Petition creditors delinquent?                                                        X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                 X

12. Are any wage payments past due?                                                                                    X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.



INSURANCE

                                                                                                             YES       NO
                                                                                                             ---       --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?           X

2.  Are all premium payments paid current?                                                                    X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.


                              INSTALLMENT PAYMENTS

TYPE OF POLICY                 CARRIER                       PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
--------------                 -------                       --------------             --------------------------
General Liability              Aon Risk Services              3/1/02-9/1/02             Semi-Annual    $98,598
D&O Liability                  Great American Insurance    11/1/2001-10/31/2004         Annual         $64,657


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



CASE NAME:    DCM DELAWARE, INC.                            FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40787-BJH-11                              ACCRUAL BASIS

                                                            MONTH:   June-02
                                                                   -----------

ACCRUAL
BASIS
FORM
NUMBER  LINE NUMBER   FOOTNOTE / EXPLANATION
------  -----------   ----------------------
   1         24       The direct charges to equity are due to the secured debt reductions
   1         32       pursuant to sales of Kevco Manufacturing, L.P.'s operating divisions, the sale of the South Region of Kevco Distribution, as well as direct cash payments. The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                      401-40783-BJH-11) has been guaranteed by all of its co-debtors (See
                      Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

   1         27A      Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                      401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                      Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                      401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc. (Case No.
                      401-40786-BJH-11), and Kevco Components, Inc. (Case No. 401-40790-BJH-11).
